Fourth Quarter 2024 Earnings Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Key 2025 Priorities Supporting Our Long-Term Strategic Goals Truckload - Enhance customer value as we drive meaningful improvements in margin and cash flow • Leverage scale of OTR capacity, trailer network, and brands to drive unique value proposition that generates industry-leading yield • Create value for customers and improve returns in a market where over-the-road capacity continues to exit Less-Than-Truckload - Increase shipment volumes and improve margin as we grow into expanded network • Utilize network integrations to create additional customer opportunities, unlock a more valuable freight mix, and drive margin expansion • Continue disciplined organic and inorganic growth in LTL that continues to fill network as opportunities arise Logistics - Continue using our trailer assets to enhance our logistics capabilities as a complement to truckload • Leverage technology to: expand our power-only offering, apply dynamic pricing, and enhance carrier qualification • Drive outsized growth in an improving market through partnership with asset businesses Intermodal - Focus on path to profitability • Grow market share through the bid season to improve network balance and enhance asset efficiency • Continue building a diversified customer portfolio that leads to sustainable profitability through cycles Harness the full range of brands to deliver unique, customer-focused solutions • Working toward a unique ability to service customer freight needs with a national offering in both full truckload and LTL Remain flexible to seize opportunities in shifting market trends

4 Q4 2024 Comparative Results 1,932 1,864 4Q23 4Q24 Total Revenue (3.5%) 1,692 1,677 4Q23 4Q24 Revenue xFSC (0.9%) 18 78 4Q23 4Q24 Operating Income 326.4% 47 106 4Q23 4Q24 Adj. Operating Inc. 1 127.0% 4Q23 4Q24 Net Income 752.2% 4Q23 4Q24 Adj. Net Income 1 304.3% 4Q23 4Q24 Earnings Per Share 714.3% $0.09 $0.36 4Q23 4Q24 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns Adjustments • $19.7M in Q4 2024 and $18.5M in Q4 2023 of amortization expense from mergers and acquisitions • $8.1M of impairments in Q4 2024 and $2.2M in Q4 2023 • $0.4M and $6.5M estimate exposure for certain legal matters in Q4 2024 and Q4 2023, respectively • $1.2M of other acquisition related expenses in Q4 2023 • $36.6M mark-to-market adjustment in Q4 2024 related to certain purchase price obligations associated with the USX acquisition 300.0% Building on improving market trends, disciplined execution will be key for success in 2025 (11) 69 ($.07) $.43 15 58 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adj. NI / EPS uses normalized tax rate)

5 $1,104.3M $86.0M 92.2% ~15,800 irregular route and ~6,400 dedicated tractors $278.9M $15.2M 94.5% 166 Service Centers ~6,100 door count $168.0M $10.6M 93.7% Gross Margin 17.3% $99.0M ($1.4M) 101.5% 614 tractors 12,556 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q4 2024 Revenue Diversification Q4 2024 Segment Overview Modest seasonal strength in Truckload and Logistics offset cost headwinds in LTL segment OTR 46% / Dedicated 19% LTL 17% Truckload 65% Log isti cs 1 0% Intermodal 6% Other 2% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.7B2

Operating Performance - Truckload

Improving truckload market and cost discipline drives margin improvement

Truckload Financial Metrics	Q4 2024	Q4 2023	Change
(Dollars in millions)			
Revenue xFSC	$1,104.3	$1,155.7	(4.4 %)
Operating income	$76.4	$65.8	16.0 %
Adjusted Operating Income [1]	$86.0	$69.9	22.9 %
Operating ratio	93.9%	95.1%	(120 bps)
Adjusted Operating Ratio [1]	92.2%	93.9%	(170 bps)

Truckload Operating Statistics	Q4 2024	Q4 2023	Change
Average revenue per tractor	$49,726	$48,907	1.7 %
Average tractors	22,208	23,631	(6.0 %)
Average trailers	93,397	96,085	(2.8 %)
Miles per tractor	20,702	20,222	2.4 %

- Revenue per mile and miles per tractor increased sequentially in Q4 with seasonal project opportunities
- Adjusted Operating Ratio for our legacy business returned to the 80s for the first time in seven quarters, improving 430 bps over Q3
- Reduced adjusted operating expenses per mile 2.2% year-over-year despite inflationary pressures
- Unique scale in flexible over-the-road capacity positioned our business to respond to acute customer needs in Q4

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

KNIGHT-SWIFT

6

7 Three Brands One Network One Operating System LTL shipments per day 21,870 19,300 13.3 % LTL weight per shipment 1,004 1,033 (2.8%) LTL revenue xFSC per hundredweight $17.75 $16.19 9.6 % LTL revenue xFSC per shipment $178.23 $167.22 6.6 % Operating Performance - Less-Than-Truckload One system, three brands - investment creates pathway to growth and margin improvement (Dollars in millions) Revenue xFSC $278.9 $232.1 20.2 % Operating income $9.5 $29.8 (68.1%) Adjusted Operating Income 1 $15.2 $33.7 (54.9%) Operating ratio 97.0% 89.2% 780 bps Adjusted Operating Ratio 1 94.5% 85.5% 900 bps LTL Financial Metrics Q4 2024 Q4 2023 Change LTL Operating Statistics Q4 2024 Q4 2023 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. ACT, MME, and DHE Locations Locations Added n 2024 • Revenue xFSC increased 20.2% year-over-year driven by 13.3% shipment growth and 9.6% year-over-year increase in LTL Revenue xFSC per hundredweight • Added 51 locations and over 1,400+ doors, including DHE, increasing our door count by over 30% in 2024 • Completed system integration of DHE into LTL network in Q4 • System integration and network expansion creates near-term cost headwinds

8 • 93.7% Adjusted Operating Ratio1 during the quarter, 80 bps improvement from Q3 • Load count up 7.2% sequentially from Q3 • Revenue per load up 9.3% sequentially in Q3 and up 12.3% year-over-year in Q4 • Continue to leverage power-only to complement our asset business, build a broader and more diversified freight portfolio Operating Performance - Logistics Remaining agile in changing market to grow revenue while maintaining margins (Dollars in millions) Revenue ex intersegment $168.0 $164.5 2.1 % Operating income $9.4 $10.7 (11.9%) Adjusted Operating Income 1 $10.6 $11.3 (6.4%) Operating ratio 94.4% 93.5% 90 bps Adjusted Operating Ratio 1 93.7% 93.1% 60 bps Logistics Financial Metrics Q4 2024 Q4 2023 Change Revenue per load $2,074 $1,847 12.3 % Gross margin 17.3% 17.8% (50 bps) Logistics Operating Statistics Q4 2024 Q4 2023 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

9 • Operating ratio improved 320 bps year-over-year • Load count up 10.2% year-over-year as we drive diversity and growth in our customer portfolio • Focused on growing our load count with disciplined pricing across a diverse group of customers • Improving network density to eliminate empty container repositioning and improve dray efficiencies Operating Performance - Intermodal Continue path toward profitable growth with a disciplined pricing approach into 2025 (Dollars in millions) Revenue ex intersegment $99.0 $94.4 4.9 % Operating (loss) ($1.4) ($4.5) 67.5 % Operating ratio 101.5% 104.7% (320 bps) Intermodal Financial Metrics Q4 2024 Q4 2023 Change Average revenue per load $2,565 $2,695 (4.8%) Load count 38,607 35,041 10.2 % Average tractors 614 615 (0.2%) Average containers 12,556 12,582 (0.2%) Intermodal Operating Statistics Q4 2024 Q4 2023 Change ROUTES TERMINAL

10 • Revenue decline largely as a result of winding down our third-party insurance program at the end of Q1 2024 • In Q4 2024, we completed the transfer of the remaining risk from the third-party insurance business to another insurance company • Operating loss of ($15.9M) in Q4 primarily driven by the intangible amortization and also includes a modest loss in the warehousing business and costs to transfer the remaining risk from the third-party insurance business • All Other Segments includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments Seasonal slowdown drives dip in Q4 results (Dollars in millions) Revenue $44.7 $70.3 (36.4%) Operating (loss) ($15.9) ($83.5) 81.0 % All Other Financial Metrics Q4 2024 Q4 2023 Change

11 EPS Guidance Expect Adjusted EPS to be in the range of $0.29 - $0.33 in Q1 and $0.46 - $0.50 in Q2 Truckload •Revenue seasonally down low-to mid single-digit % sequentially in Q1 and up sequentially mid single-digit % into Q2 •Operating margins declining modestly sequentially in Q1 and increasing modestly sequentially into Q2 •Tractor count down low single-digit % sequentially in Q1 and flat sequentially into Q2 Guidance Assumptions Less-than- Truckload •Revenue growth between 20-25%, excluding fuel surcharge, year-over-year in both Q1 and Q2, driven by shipment count growth from our expanding network, the inclusion of DHE, and yield improvement •Adjusted OR modestly improves sequentially in Q1 and moves into the high 80's in Q2 as shipment count growth improves optimization and improves efficiency and costs absorption Logistics •Load count up low-to-mid-teens % year-over-year in Q1 and Q2 •Approximately break-even operating margins in Q1 and moving into high 90's in Q2 •Revenue up high single-digit % year-over-year in both Q1 and Q2 •Adjusted operating ratios remains stable with fourth quarter levels Intermodal •All Other segments operating income, before including the $11.7M quarterly intangible amortization, approximately $8M to $12M in Q1 and Q2. Beginning in 2025, we expect more consistent quarterly earnings throughout the year •Equipment gains to be in the range of $10M to $15M in Q1 and $12M to $17M in Q2 •Net interest expense down modestly sequentially in Q1 and stable sequentially into Q2 •Net cash capital expenditures for the full year 2025 expected range of $575M - $625M •Effective tax rate on our adjusted results of approximately 24.5% to 25.5% for the full year 2025 Other Areas

Appendix

Non-GAAP Reconciliation

Adjusted Operating Income and Adjusted Operating Ratio [1 2] (Unaudited)

	Quarter Ended December 31,		Year-to-Date December 31,	
	2024	2023	2024	2023
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 1,864,281	$ 1,931,919	$ 7,410,078	$ 7,141,766
Total operating expenses	(1,786,328)	(1,913,639)	(7,166,690)	(6,803,613)
Operating income	$ 77,953	$ 18,280	$ 243,388	$ 338,153
Operating ratio	95.8 %	99.1 %	96.7 %	95.3 %
Non-GAAP Presentation				
Total revenue	$ 1,864,281	$ 1,931,919	$ 7,410,078	$ 7,141,766
Truckload and LTL fuel surcharge	(187,732)	(239,740)	(798,121)	(833,597)
Revenue, excluding truckload and LTL fuel surcharge	1,676,549	1,692,179	6,611,957	6,308,169
Total operating expenses	1,786,328	1,913,639	7,166,690	6,803,613
Adjusted for:				
Truckload and LTL fuel surcharge	(187,732)	(239,740)	(798,121)	(833,597)
Amortization of intangibles [3]	(19,669)	(18,543)	(75,945)	(70,138)
Impairments [4]	(8,145)	(2,236)	(19,012)	(2,236)
Legal accruals [5]	(366)	(6,544)	(2,560)	(7,694)
Transaction fees [6]	—	—	(602)	(6,868)
Other acquisition related expenses [7]	—	(1,151)	—	(7,697)
Severance expense [8]	—	—	(7,219)	(5,151)
Change in fair value of deferred earnout [9]	—	—	859	3,359
Adjusted Operating Expenses	1,570,416	1,645,425	6,264,090	5,873,591
Adjusted Operating Income	$ 106,133	$ 46,754	$ 347,867	$ 434,578
Adjusted Operating Ratio	93.7 %	97.2 %	94.7 %	93.1 %

KNIGHT-SWIFT

13

14 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of U.S. Xpress and its subsidiaries prior to its acquisition by Knight-Swift on July 1, 2023 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of the LTL division of DHE prior to its acquisition by Knight-Swift on July 30, 2024 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 4 "Impairments" reflects the non-cash impairment: • 2024 impairments of building improvements, certain revenue equipment held for sale, leases, and other equipment (within the Truckload segment and All Other Segments). • 2023 impairments related to certain revenue equipment held for sale (within the Truckload segment) and terminated software projects (recorded within our All Other Segments, specifically related to our third party insurance business). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Year-to-date 2024 legal expense reflects the increased estimated exposures for accrued legal matters based on recent settlement agreements. • During the fourth quarter of 2023, the Company recorded estimated exposure for various legal matters. Additionally, the Company identified a probable loss contingency related to our third-party carrier insurance business included within our All Other segments. During the second and third quarters of 2023, legal expense reflects the increased estimated exposure for various accrued legal matters based on recent settlement agreements. First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 and July 30, 2024 acquisitions of U.S. Xpress and DHE, respectively. The transaction fees are included within "Miscellaneous operating expenses" and "Salaries, wages, and benefits" and with small amounts included in other line items in the condensed statements of comprehensive income. 7 "Other acquisition related expenses" represents one-time expenses associated with the U.S. Xpress acquisition, including certain severance expense, including the acceleration of stock compensation as well as other operating expenses. These are primarily included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 8 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 9 "Change in fair value of deferred earnout" reflects the benefit for the change in fair value of a deferred earnout related to various acquisitions, which is recorded in "Miscellaneous operating expenses". Non-GAAP Reconciliation

15 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 11 Mark-to-market adjustment related to certain purchase price obligations associated with the acquisition of U.S. Xpress. 12 For the fourth quarter of 2024, an adjusted effective tax rate of 18.5% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ended December 31, 2024, an adjusted effective tax rate of 25.4% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the fourth quarter and year-to-date of 2023, an effective tax rate of 24.3% was applied in our Adjusted EPS calculation. The change in the effective tax rate was primarily impacted by the change in pre-tax income based on the adjustments presented in Adjusted Net Income Attributable to Knight-Swift. For the year-to-date 2023, the effective tax rate was normalized to exclude the third quarter 2023 tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, 2024 2023 2024 2023 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 69,497 $ (10,655) $ 117,626 $ 217,149 Adjusted for: Income tax expense attributable to Knight-Swift 10,707 1,294 32,960 54,768 Income before income taxes attributable to Knight-Swift 80,204 (9,361) 150,586 271,917 Amortization of intangibles 3 19,669 18,543 75,945 70,138 Impairments 4 8,145 2,236 19,012 2,236 Legal accruals 5 366 6,544 2,560 7,694 Transaction fees 6 — — 602 6,868 Other acquisition related expenses 7 — 1,151 — 7,697 Severance expense 8 — — 7,219 5,151 Change in fair value of deferred earnout 9 — — (859) (3,359) Loss on investment 10 — — 12,107 — USX mark to market adjustment 11 (36,617) — (36,617) — Adjusted income before income taxes 71,767 19,113 230,555 368,342 Provision for income tax expense at effective rate 12 (13,278) (4,645) (58,470) (89,603) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 58,489 $ 14,468 $ 172,085 $ 278,739 Non-GAAP Reconciliation

16 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, 2024 2023 2024 2023 GAAP: Earnings per diluted share $ 0.43 $ (0.07) $ 0.73 $ 1.34 Adjusted for: Income tax expense attributable to Knight-Swift 0.07 0.01 0.20 0.34 Income before income taxes attributable to Knight-Swift 0.49 (0.06) 0.93 1.68 Amortization of intangibles 3 0.12 0.11 0.47 0.43 Impairments 4 0.05 0.01 0.12 0.01 Legal accruals 5 — 0.04 0.02 0.05 Transaction fees 6 — — — 0.04 Other acquisition related expenses 7 — 0.01 — 0.05 Severance expense 8 — — 0.04 0.03 Change in fair value of deferred earnout 9 — — (0.01) (0.02) Loss on investment 10 — — 0.07 — USX mark to market adjustment 11 (0.23) — (0.23) — Adjusted income before income taxes 0.44 0.12 1.42 2.28 Provision for income tax expense at effective rate 12 (0.08) (0.03) (0.36) (0.55) Non-GAAP: Adjusted EPS $ 0.36 $ 0.09 $ 1.06 $ 1.72 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 11 Mark-to-market adjustment related to certain purchase price obligations associated with the acquisition of U.S. Xpress. 12 For the fourth quarter of 2024, an adjusted effective tax rate of 18.5% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ended December 31, 2024, an adjusted effective tax rate of 25.4% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the fourth quarter and year-to-date of 2023, an effective tax rate of 24.3% was applied in our Adjusted EPS calculation. The change in the effective tax rate was primarily impacted by the change in pre-tax income based on the adjustments presented in Adjusted Net Income Attributable to Knight-Swift. For the year-to-date 2023, the effective tax rate was normalized to exclude the third quarter 2023 tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

Non-GAAP Reconciliation

Segment Adjusted Operating Income and Adjusted Operating Ratio[1] (Unaudited)

Truckload Segment[2]	Quarter Ended December 31, 2024	Quarter Ended December 31, 2023	Year-to-Date December 31, 2024	Year-to-Date December 31, 2023
	(Dollars in thousands)			
GAAP Presentation				
Total revenue	$ 1,249,533	$ 1,351,970	$ 5,034,941	$ 4,698,655
Total operating expenses	(1,173,174)	(1,286,164)	(4,866,596)	(4,400,678)
Operating income	$ 76,359	$ 65,806	$ 168,345	$ 297,977
Operating ratio	93.9 %	95.1 %	96.7 %	93.7 %
Non-GAAP Presentation				
Total revenue	$ 1,249,533	$ 1,351,970	$ 5,034,941	$ 4,698,655
Fuel surcharge	(145,096)	(195,940)	(625,739)	(665,711)
Intersegment transactions	(127)	(307)	(590)	(1,890)
Revenue, excluding fuel surcharge and intersegment transactions	1,104,310	1,155,723	4,408,612	4,031,054
Total operating expenses	1,173,174	1,286,164	4,866,596	4,400,678
Adjusted for:				
Fuel surcharge	(145,096)	(195,940)	(625,739)	(665,711)
Intersegment transactions	(127)	(307)	(590)	(1,890)
Amortization of intangibles[3]	(1,774)	(2,329)	(7,099)	(5,576)
Impairments[4]	(7,470)	(656)	(17,132)	(656)
Legal accruals[5]	(366)	—	(702)	—
Other acquisition related expenses[6]	—	(1,151)	—	(7,697)
Severance[7]	—	—	(1,466)	(2,636)
Adjusted Operating Expenses	1,018,341	1,085,781	4,213,868	3,716,512
Adjusted Operating Income	$ 85,969	$ 69,942	$ 194,744	$ 314,542
Adjusted Operating Ratio	92.2 %	93.9 %	95.6 %	92.2 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2.
3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4.
5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5
6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7.
7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8.

KNIGHT-SWIFT

17

18 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, LTL Segment 2 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 321,535 $ 275,877 $ 1,235,547 $ 1,082,454 Total operating expenses (312,037) (246,092) (1,148,157) (963,574) Operating income $ 9,498 $ 29,785 $ 87,390 $ 118,880 Operating ratio 97.0% 89.2% 92.9% 89.0 % Non-GAAP Presentation Total revenue $ 321,535 $ 275,877 $ 1,235,547 $ 1,082,454 Fuel surcharge (42,636) (43,800) (172,382) (167,886) Revenue, excluding fuel surcharge 278,899 232,077 1,063,165 914,568 Total operating expenses 312,037 246,092 1,148,157 963,574 Adjusted for: Fuel surcharge (42,636) (43,800) (172,382) (167,886) Amortization of intangibles 3 (5,044) (3,920) (17,447) (15,680) Impairments 4 (674) — (674) — Adjusted Operating Expenses 263,683 198,372 957,654 780,008 Adjusted Operating Income $ 15,216 $ 33,705 $ 105,511 $ 134,560 Adjusted Operating Ratio 94.5% 85.5% 90.1% 85.3% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and of DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4 Non-GAAP Reconciliation

19 Quarter Ended December 31, Year-to-Date December 31, Logistics Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 167,991 $ 164,535 $ 570,001 $ 582,250 Total operating expenses (158,595) (153,867) (546,689) (538,832) Operating income $ 9,396 $ 10,668 $ 23,312 $ 43,418 Operating ratio 94.4% 93.5% 95.9% 92.5 % Non-GAAP Presentation Total revenue $ 167,991 $ 164,535 $ 570,001 $ 582,250 Intersegment transactions — — — (4,555) Revenue, excluding intersegment transactions 167,991 164,535 570,001 577,695 Total operating expenses 158,595 153,867 546,689 538,832 Adjusted for: Intersegment transactions — — — (4,555) Amortization of intangibles 2 (1,164) (610) (4,656) (1,613) Adjusted Operating Expenses 157,431 153,257 542,033 532,664 Adjusted Operating Income $ 10,560 $ 11,278 $ 27,968 $ 45,031 Adjusted Operating Ratio 93.7% 93.1% 95.1% 92.2 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

20 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, Intermodal Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 99,040 $ 94,431 $ 387,232 $ 410,549 Total operating expenses (100,486) (98,884) (396,690) (421,056) Operating loss $ (1,446) $ (4,453) $ (9,458) $ (10,507) Operating ratio 101.5% 104.7% 102.4% 102.6% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation